DUNHAM FUNDS

Supplement dated September 23, 2010 to the Statement of Additional Information dated April 21, 2010 as revised September 10, 2010 (the “SAI”)

The following supersedes any contrary information contained in the “MANAGEMENT TABLE” section of the SAI:

The reference to James Kearny is deleted in its entirety.

Tamara Beth Wendoll holds the positions of Assistant Secretary and Anti-Money Laundering Officer for the Dunham Funds.

This Supplement supersedes and replaces any contradictory prior supplements to the Dunham Fund's Statement of Information dated April 21, 2010 as revised September 10, 2010.  You should read this Supplement in conjunction with the Prospectus dated March 1, 2010, as revised September 10, 2010 and Statement of Additional Information dated April 21, 2010, as revised September 10, 2010, which provide information that you should know about the Dunham Funds before investing and should be retained for future reference. To obtain these documents free of charge, please call the Dunham Funds toll free at (888) 3DUNHAM (338-6426) or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite #2, Omaha, NE 68137.

Supplement dated September 23, 2010